Exhibit 10.9
SECOND
AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT
AMONG
NEW HORIZONS WORLDWIDE, INC.
AND
THE PARTIES LISTED ON EXHIBITS HERETO
DATED JULY 3, 2007

SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
          This SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is entered into as of July 3, 2007 by and among New Horizons Worldwide, Inc., a Delaware corporation (the “Company”), Camden Partners Strategic Fund III, L.P., a Delaware limited partnership, Camden Partners Strategic Fund III-A, L.P., a Delaware limited partnership (collectively, “Camden”), the other parties identified as Series B Preferred Stockholders on Exhibit A hereto, as may be amended from time to time (collectively with Camden, the “Series B Preferred Stockholders”), ATMF New Horizons, LLC, NH Investment LLC, Alkhaleej Training and Education Corp., Utopia Growth Fund, Utopia Core Fund, Utopia Core Conservative Fund, Utopia Yield Income Fund (collectively, the “Series C Investor”), the other parties identified as Series C Preferred Stockholders on Exhibit A hereto, as may be amended from time to time (collectively with the Series C Investor, the “Series C Preferred Stockholders”), Alkhaleej Training and Education Corporation, a company formed under the laws of the Kingdom of Saudi Arabia (“Alkhaleej”) and other holders of certain warrants issued by the Company as of the date hereof (the “Warrants”) and as identified on Exhibit B hereto, as may be amended from time to time (collectively, including any permitted subsequent holders hereafter, the “Warrant Holders,” and together with the Series B Preferred Stockholders and the Series C Preferred Stockholders, the “Holders”).
RECITALS
          WHEREAS, the Company and Camden entered into that certain Registration Rights Agreement dated as of February 7, 2005 (the “Registration Agreement”);
          WHEREAS, in connection with the extension of credit to the Company pursuant to the Credit Agreement dated as of July 19, 2006 by and between the Company, certain Warrant Holders (the “Original Warrant Holders”) and Camden Partners Strategic III, LLC, as Administrative Agent, (i) the Company issued to each Original Warrant Holder Series A Warrants and Series B Warrants (collectively, the “Original Warrants”) to purchase common stock of the Company, (ii) the Company and Camden exchanged all issued and outstanding Series A Preferred Stock held by Camden for shares of Series B Convertible Preferred Stock (the “Series B Convertible Preferred Stock”) pursuant to that certain Preferred Stock Exchange Agreement dated July 19, 2006 and (iii) the parties thereto amended and restated the Registration Agreement (the “Amended and Restated Registration Agreement”);
          WHEREAS, in connection with the purchase by the Series C Investor of 172,043 shares of the Company’s Series C Convertible Preferred Stock (the “Series C Convertible Preferred Stock”) which are convertible into 5,333,333 shares of the Company’s common stock (i) the Company shall issue to the Series C Investor Series C Warrants to purchase 1,066,667 shares of common stock of the Company (collectively, the “Series C Warrants”), (ii) the Company shall exchange the Original Warrants for Amended and Restated Series A-1 Warrants and Amended and Restated Series B-1 Warrants to purchase common stock of the Company (collectively, the “Amended and Restated Original Warrants”), and (iii) the Company shall issue to the Original Warrant Holders (a) Series A-2 Warrants to purchase 984,335 shares of the common stock of the Company and (b) Series B-2 Warrants to purchase 150,818 shares of the common stock of the Company (collectively, the “Pro Rata Warrants,” and together with the Series C Warrants and the Amended and Restated Original Warrants, the “Warrants”);
          WHEREAS, it is a condition precedent to the purchase by the Series C Investor of the Series C Stock that the parties hereto amend and restate the Amended and Restated Registration Agreement in order to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statue (collectively, the “Securities Act”) and applicable state securities laws.
          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
          1. Definitions. As used in this Agreement and except as otherwise defined herein, the following defined terms shall have the following meanings:
               “Affiliate” of any specified Person means any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified Person. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
               “Amended and Restated Registration Agreement” has the meaning set forth in the recitals.
               “Amended and Restated Original Warrants” has the meaning set forth in the recitals.
               “Applicable Securities” means in relation to a Registration pursuant to Section 2 or Section 3, the Registrable Securities of the Covered Holder or Warrant Holder, as applicable, to be included in such Registration Statement.
               “Commission” means the United States Securities and Exchange Commission.
               “Common Stock” means the Company’s common stock, $.01 par value.
               “Covered Holder” means a Series B Preferred Stockholder, a Series C Preferred Stockholder, any transferee or assignee of any of the foregoing to whom a Series B Preferred Stockholder or Series C Preferred Stockholder assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 8 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 8.

               “Demand Notice” means a notice given by Covered Holders pursuant to Section 2(a).
               “Effective Time” means the date on which the Commission declares a Registration Statement effective or on which a Registration Statement otherwise becomes effective.
               “Effectiveness Period” means as to a Registration Statement the period during which such Registration Statement is effective.
               “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statue.
               “Indemnified Person” has the meaning set forth in Section 6(a).
               “Indemnitee” has the meaning set forth in Section 6(c).
               “Indemnitor” has the meaning set forth in Section 6(c).
               “Initiating Holders” has the meaning set forth in Section 2(e).
               “Intended Offering Notice” has the meaning set forth in Section 3(a).
               “Original Warrant Holders” has the meaning set forth in the recitals.
               “Original Warrants” has the meaning set forth in the recitals.
               “Person” means an individual, partnership, corporation, trust, limited liability company or unincorporated organization, or other entity or organization, including a government or agency or political subdivision thereof.
               “Piggy-Back Notice” means a notice given by a Covered Holder pursuant to Section 3(a) hereof.
               “Pro Rata Warrants” has the meaning set forth in the recitals.
               “Prospectus” means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Securities Act) included in a Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Applicable Securities covered by a Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

               “Registrable Securities” means (i) the Common Stock issued or issuable pursuant to the conversion of the Series B Convertible Preferred Stock or the Series C Convertible Preferred Stock, (ii) any Common Stock issued or issuable upon conversion of any capital stock of the Company acquired by the Covered Holder after the date hereof pursuant to the Stockholders’ Agreement, (iii) any Common Stock issued upon exercise of any Warrants after the date hereof; and (iv) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in clause (i) through (iii); provided however, that Registrable Securities shall not include any shares of Common Stock that have been sold to the public either pursuant to a registration statement or an exemption from registration under the Securities Act (including Rule 144), that have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned or that may then be sold by a Covered Holder in a single transaction pursuant to Rule 144(k).
               “Registration” means a registration under the Securities Act effected pursuant to Section 2 or Section 3 hereof.
               “Registration Expenses” means all expenses incident to the Company’s performance of or compliance with any Registration of Registrable Securities pursuant to this Agreement, including, without limitation, (a) all registration, listing, qualification, filing and National Association of Securities Dealers, Inc. fees, (b) all fees and expenses of complying with securities or blue sky laws, (c) all word processing, duplicating and printing expenses, messenger and delivery expenses, (d) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, (e) premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of Registrable Securities being registered, (f) any fees and disbursements of underwriters customarily paid by issuers, but excluding the Covered Holders’ pro rata portion of any underwriting discounts and commissions and transfer taxes, if any, relating to Registrable Securities, and (g) the fees and disbursements of one counsel designated by the Covered Holders holding a majority of the Registrable Securities.
               “Registration Statement” means a registration statement filed under the Securities Act by the Company pursuant to the provisions of Section 2 or Section 3 hereof, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.
               “Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission that may at any time permit the Covered Holders or Warrant Holders to sell securities of the Company to the public without registration.
               “Securities Act” shall have the meaning set forth in the recitals.

               “Series B Convertible Preferred Stock” has the meaning set forth in the recitals.
               “Series C Investor” has the meaning set forth in the recitals.
               “Series C Convertible Preferred Stock” has the meaning set forth in the recitals.
               “Series C Warrants” has the meaning set forth in the recitals.
               “Stockholders’ Agreement” means the Second Amended and Restated Stockholders’ Agreement dated the date hereof by and between the parties thereto.
               “Underwriter” or “Underwriters” means any underwriter or underwriters that will administer the Underwritten offering of Applicable Securities.
               “Underwritten offering” means a registration or offering in which securities are sold to an Underwriter for reoffering to the public.
               “Warrants” has the meaning set forth in the recitals.
               “Warrant Holders” means holders of Warrants at any time.
               The words “include,” “includes” and “including,” when used in this Agreement, shall be deemed to be followed by the words “without limitation.”
          2. Demand Registration. (a) If the Company shall receive at any time after the Company is eligible to file a registration statement on Form S-3 (or any replacement therefore promulgated by the Securities and Exchange Commission), a written request from any of the Covered Holders that the Company file a registration statement under the Securities Act covering the registration of at least fifty percent (50%) of the Registrable Securities then outstanding (the “Demand Notice”), then the Company shall promptly give written notice of such request to all other Covered Holders in accordance with Section 11(b), if needed, and shall, subject to the limitations of Section 2(b), use reasonable best efforts to effect as soon as practicable, but in no event earlier than twenty (20) days after the mailing of any written notice required hereby, the registration under the Securities Act of all Registrable Securities which the Covered Holders request to be registered, unless the Company has, within the twelve (12) month period preceding the date of such request, already effected a Registration for the Covered Holders pursuant to this Section 2(a). A request for registration hereunder may be made for a “shelf registration” pursuant to Rule 415 of the Securities Act. Subject to Section 2(b), the Company shall use its best efforts to keep each Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Covered Holders for resales of Registrable Securities for an Effectiveness Period ending on the earlier of (i) ninety (90) days from the Effective Time of such Registration Statement (two years in the case of a shelf registration pursuant to Rule 415 or any successor rule thereto on Form S-3) and (ii) such time as all of such securities have been disposed of by the Covered Holders.

               (b) If the Company determines in good faith after considering the advice of counsel that the use of such Registration would result in a disclosure of information that would materially and adversely affect any proposed or pending material acquisition, merger, business combination or other material transaction involving the Company and that such disclosure is not in the best interests of the Company and its stockholders, the Company shall have the right (i) to postpone (or, if necessary or advisable, withdraw) the filing, or delay the effectiveness, of a Registration Statement, (ii) to fail to keep such Registration Statement continuously effective and (iii) not to amend or supplement the Registration Statement or included Prospectus after the effectiveness of the Registration Statement; provided that the actions under (i), (ii), or (iii) shall not exceed 90 days and the Company may only use one such action in any twelve (12) month period. The Company shall advise the Covered Holders of any such determination as promptly as practicable.
               (c) The Company may include in any registration requested pursuant to Section 2(a) hereof other securities for sale for its own account or for the account of another Person, provided that such inclusion shall not affect the number of Applicable Securities that can be sold in the related offering. In connection with an Underwritten offering, if the managing underwriter or underwriters advise the Company in writing that in its or their opinion the number of Applicable Securities requested by Covered Holders to be registered exceeds the number which can be sold in such offering, the Company shall include in such Registration the number of Applicable Securities that, in the opinion of such managing Underwriter or Underwriters, can be sold as follows: (i) first, the Applicable Securities requested to be registered, pro rata among the Covered Holders that have requested their Applicable Securities to be registered and (ii) second, any other securities requested to be included, or included for the account of the Company, in such Registration.
               (d) The Covered Holders requesting any Registration pursuant to Section 2(a) hereof shall have the right to withdraw such request, without such Registration being deemed to have been effected (and, therefore, requested) for purposes of Section 2(a), (i) prior to the time the Registration Statement in respect of such Registration has been declared effective, (ii) upon the issuance by a governmental agency or the Commission of a stop order, injunction or other order which interferes with such Registration, (iii) upon the Company availing itself of Section 2(b) hereof, or (iv) if such Covered Holders are prevented pursuant to Section 2(c) hereof from selling all of the Applicable Securities they requested to be registered. Notwithstanding the foregoing, the Registration requested by such Covered Holders shall be deemed to have been effected (and, therefore, requested) for purposes of Section 2(a) hereof if the Covered Holders withdraw any Registration request pursuant to Section 2(a) hereof (i) after the Commission filing fee is paid in full with respect to all Applicable Securities requested to be registered or (ii) as a result of the provisions of Section 2(c) hereof in circumstances where at least seventy-five percent (75%) of the Applicable Securities requested to be included in such Registration by the Covered Holders demanding such Registration have been included, and in each case, (x) the Company has not availed itself of Section 2(b) with respect to such Registration request or (y) the Company has availed itself of Section 2(b) hereof and the withdrawal request is not made within ten (10) days after the termination of the suspension period occasioned by the Company’s exercise of its rights under Section 2(b) hereof. The right to withdraw the request contemplated by this Section 2(d) may be exercised by a majority in interest of the Covered Holders demanding such Registration (based upon the Registrable Securities held by such Covered Holders), and any withdrawal of the request shall be made in writing by such Covered Holders. If the Covered Holders withdraw a request pursuant to Section 2(a) but the Company nevertheless determines to complete, within thirty (30) days after such withdrawal, the Registration so requested as to securities other than the Applicable Securities, such Covered Holders shall be entitled to participate in such Registration pursuant to Section 3 hereof, but in such case the Intended Offering Notice (as defined in Section 3) shall be required to be given to the Covered Holders as soon as practicable after such determination and such Covered Holders shall be required to give the Piggy-Back Notice no later than 5 business days after the Company’s delivery of such Intended Offering Notice.
               (e) If the Covered Holders initiating the registration request hereunder (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an Underwritten offering, they shall so advise the Company as a part of their Demand Notice and the Company shall include such information in the written notice referred to in Section 2(a). The Underwriter will be selected by a majority in interest of the Initiating Holders who have requested the registration pursuant to Section 2(a) and approved by the Company, which approval shall not unreasonably be withheld. In such event, the right of any Covered Holder to include his Registrable Securities in such registration shall be conditioned upon such Covered Holder’s participation in such underwriting to the extent provided herein. All Covered Holders proposing to distribute their securities through such Underwriting offering shall (together with the Company as provided in Section 4(m)) enter into an underwriting agreement in customary form with such Underwriters.
               (f) The Company is obligated to effect only two (2) such registrations pursuant to this Section 2, one of which may be a shelf registration.
          3. Piggy-Back Registration. (a) If at any time the Company intends to file on its behalf or on behalf of any of its stockholders (other than as set forth in Section 2) a registration statement in connection with a public offering of common stock or any securities of the Company convertible into or exercisable for common stock on a form and in a manner that would permit the registration for offer and sale under the Securities Act of Registrable Securities held by a Covered Holder or Warrant Holder, other than a registration statement on Form S-8 or Form S-4 or any successor form or other forms promulgated for similar purposes, then the Company shall give written notice (an “Intended Offering Notice”) of such intention to each Covered Holder and Warrant Holder at least twenty (20) business days prior to the anticipated filing date of such registration statement. Such Intended Offering Notice shall offer to include in such Registration Statement for offer to the public such number or amount of Registrable Securities as each such Covered Holder and Warrant Holder may request, subject to the conditions set forth herein, and shall specify, to the extent then known, the number and class of securities proposed to be registered, the proposed date of filing of such Registration Statement, any proposed means of distribution of such securities, any proposed managing underwriter or underwriters of such securities and (if available or as soon as available) a good faith estimate (which may be a range) by the Company of the proposed maximum offering price of such securities, as such price is proposed to appear on the facing page of such registration statement. Any Covered Holder or Warrant Holder desiring to have Registrable Securities included in such Registration Statement and offered to the public shall so advise the Company in writing (the written notice of any such Holder being a “Piggy-Back Notice”) not later than ten (10) business days after the Company’s delivery to such Holders of the Intended Offering Notice, setting forth the number of Registrable Securities such Holder desires to have included in the Registration Statement and offered to the public. Upon the request of the Company, such Holders shall (i) enter into such underwriting, custody and other agreements as shall be customary in connection with registered secondary offerings or necessary or appropriate in connection with the offering and (ii) complete and execute all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting arrangements.
               (b) In connection with an Underwritten offering, if the managing Underwriter or Underwriters advise the Company in writing that in its or their opinion the number of securities proposed to be registered exceeds the number that can be sold in such offering, the Company shall include in such Registration the number of securities that, in the opinion of such managing Underwriter or Underwriters, can be sold as follows: (i) first, the securities that the Company proposes to sell on its behalf (ii) second, the Applicable Securities requested to be included in such Registration, pro rata among the Covered Holders that have submitted a Piggy-Back Notice to the Company pursuant to Section 3(a), (iii) third, the Applicable Securities to be included in such Registration, pro rata among the Warrant Holders that have submitted a Piggy-Back Notice to the Company pursuant to Section 3(a) and (iv) fourth, other securities requested to be included in such Registration; provided, however, the Covered Holders desiring to have Registrable Securities included in such an Underwritten offering shall not be reduced to less than twenty-five percent (25%) of the aggregate securities to be sold in such offering, unless in the opinion of such managing Underwriter or Underwriters only the securities that the Company proposes to sell on its behalf should be included in the Registration.
               (c) The rights of the Covered Holders pursuant to Section 2 hereof and this Section 3 are cumulative, and the exercise of rights under one such Section shall not exclude the subsequent exercise of rights under the other such Section. Notwithstanding anything herein to the contrary, the Company may abandon and/or withdraw any registration (other than pursuant to Section 2 hereof) as to which any right under this Section 3 may exist at any time and for any reason without liability hereunder. In such event, the Company shall so notify each Holder that has delivered a Piggy-Back Notice to participate therein.
          4. Registration Procedures. In connection with a Registration Statement, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall, as expeditiously as possible:
               (a) furnish to each Covered Holder and each Warrant Holder, if applicable, prior to the Effective Time, a copy of the Registration Statement initially filed with the Commission, and shall furnish to such Covered Holders and each Warrant Holder, if applicable, copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein.
               (b) use its reasonable best efforts to promptly take such action as may be reasonably necessary in respect of a Registration Statement under Section 2 so that (i) each of the Registration Statement and any amendment thereto and the Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case), when it becomes effective, complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming part of the Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the period during which the Company is required to keep a Registration Statement continuously effective under Section 2(a) include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
               Notwithstanding the foregoing provisions of this Section 4(b), the Company shall notify each Covered Holder and each Warrant Holder, if applicable, at any time after effectiveness of a Registration Statement (when a Prospectus relating thereto is required to be delivered under the Securities Act) of the happening of any event or other circumstance as the result of which (i) the Prospectus included in such Registration Statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or (ii) the continued effectiveness of such Registration Statement or a subsequent Registration Statement, and the use of such Prospectus, would otherwise have a material and adverse effect on any proposed or pending material acquisition, merger, business combination or other material transaction involving the Company, and, upon receipt of such notice and until the Company makes available to each Covered Holder and each Warrant Holder, if applicable, a supplemented or amended Prospectus, each Covered Holder and each Warrant Holder, if applicable, shall not offer or sell any Registrable Securities pursuant to such Registration Statement and shall (at the Company’s expense) return all copies of such Prospectus to the Company if requested to do so by it. As promptly as practicable following any such occurrence, the Company shall prepare and furnish to each Covered Holder and each Warrant Holder, if applicable, a reasonable number of copies of a supplement or an amendment to such Prospectus as may be necessary so that, as thereafter delivered to subsequent purchasers of the Registrable Securities, such Prospectus shall meet the requirements of the Securities Act and relevant state securities laws; provided that the Company’s obligations under and actions pursuant to this paragraph shall be subject to the provisions, including time limits, of Section 2(b).
               (c) promptly upon learning thereof, advise each Covered Holder and each Warrant Holder, if applicable, and confirm such advice in writing if so requested by any Covered Holder and Warrant Holder, if applicable:

               (i) when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;
               (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information;
               (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;
               (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and
               (v) of the happening of any event or the existence of any state of facts that requires the making of any changes in the Registration Statement or the Prospectus included therein so that, as of such date, such Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such Covered Holders and Warrant Holders, if applicable, to suspend the use of the Prospectus until the requisite changes have been made).
               (d) use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Registration Statement at the earliest possible time.
               (e) furnish to each Covered Holder and each Warrant Holder, if applicable, without charge, at least one copy of the Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Registration Statement.
               (f) during the period during in which the Company is required to keep a Registration Statement continuously effective under Section 2(a) or elects to keep effective under Section 3(a), deliver to each Covered Holder and each Warrant Holder, if applicable, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Registration Statement and any amendment or supplement thereto as such Covered Holder and such Warrant Holder, if applicable, may reasonably request; and the Company consents (except during the continuance of any event described in Section 2(b) or Section 4(c)(v) hereof) to the use of the Prospectus, with any amendment or supplement thereto, by each of the Covered Holders and Warrant Holders, if applicable, in connection with the offering and sale of the Applicable Securities covered by the Prospectus and any amendment or supplement thereto during such period.
               (g) use its reasonable best efforts prior to any offering of Applicable Securities pursuant to the Registration Statement (i) to register or qualify, if required, or cooperate with the Covered Holders and Warrant Holders, if applicable, and their respective counsel in connection with the registration or qualification of such Applicable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Covered Holder or any Warrant Holder, if applicable, may reasonably request, (ii) to keep such registrations or qualifications as may be required, if any, in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for the period during which the Company is required to keep a Registration Statement continuously effective under Section 2(a) and (iii) to take any and all other actions reasonably requested by an Covered Holder or a Warrant Holder, if applicable, which are necessary or advisable to enable the disposition in such jurisdictions of such Applicable Securities; provided, however, that in no event shall the Company be obligated (i) to qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Agreement or (ii) to file any general consent to service of process or subject itself to tax in any jurisdiction where it is not so subject.
               (h) cooperate with the Covered Holders and the Warrant Holders, if applicable, to facilitate the timely preparation and delivery of certificates representing Applicable Securities to be sold pursuant to the Registration Statement, which certificates shall comply with the requirements of Delaware General Corporation Law and any United States securities exchange or automated quotation system upon which any Applicable Securities are listed or quoted (provided that nothing herein shall require the Company to list any Registrable Securities on any securities exchange or automated quotation system on which they are not currently listed), and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Covered Holders and Warrant Holders, if applicable, may request in connection with the sale of Applicable Securities pursuant to the Registration Statement.
               (i) use its reasonable best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by a Registration Statement on the Nasdaq Global Market, or (iii) if, despite the Company’s reasonable best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to use its reasonable best efforts to secure the inclusion for quotation on The Nasdaq Capital Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its reasonable best efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. (“NASD”) as such with respect to such Registrable Securities.

               (j) Not later than the Effective Time of the Registration Statement, the Company shall use its best efforts to provide any required CUSIP number for any Applicable Securities.
               (k) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earning statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement.
               (l) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.
               (m) in the event of an Underwritten offering of Applicable Securities enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriters of such offering, including but not limited to indemnification provisions and procedures substantially identical to those set forth in Section 6 hereof with respect to all parties to be indemnified pursuant to Section 6 hereof.
               (n) use its reasonable best efforts to:
               (i) cooperate with the Covered Holders and Warrant Holders, if applicable, and their advisors in their efforts to conduct appropriate due diligence as is customary for a company of the size and character of the Company and make such reasonable representations and warranties in the applicable underwriting agreement to the Underwriters, in form, substance and scope as are customarily made by the Company to Underwriters in Underwritten offerings of equity and/or convertible securities, as applicable;
               (ii) in connection with any Underwritten offering, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Underwriters) addressed to the Underwriters, covering such matters that the Company customarily covers in opinions requested in secondary Underwritten offerings of equity and/or convertible securities, as applicable, to the extent reasonably required by the applicable underwriting agreement;
               (iii) in connection with any Underwritten offering, obtain “comfort” letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any Subsidiary (as defined in the Purchase Agreement) of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each Covered Holder and each Warrant Holder, if applicable, participating in such underwritten offering (if such Covered Holder has provided such letter, representations or documentation, if any, required for such comfort letter to be so addressed) and the Underwriters, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings of Company securities; and
               (iv) in connection with any Underwritten offering, deliver such documents and certificates as may be reasonably requested by any Covered Holders or any Warrant Holders, if applicable, participating in such Underwritten offering and the Underwriters, if any, including, without limitation, certificates to evidence compliance with any conditions contained in the underwriting agreement or other agreements entered into by the Company.
               (o) use its reasonable best efforts in respect of a Registration Statement under Section 2, to take all other steps reasonably necessary to effect the timely registration, offering and sale of the Applicable Securities covered by the Registration Statements contemplated hereby.
               (p) In respect of a Registration Statement under Section 2 or 3, it shall be a condition precedent to the obligations of the Company to take any action pursuant to such Sections with respect to the Registrable Securities of any Covered Holder or any Warrant Holder, if applicable, that such Covered Holder or Warrant Holder, if applicable, shall furnish to the Company such information regarding itself, the Registrable Securities held by it, the intended method of disposition of such securities and any other information and materials and shall take all such action as shall be reasonably requested by the Company as shall be required to effect the registration of such Covered Holder’s or such Warrant Holder’s, if applicable, Registrable Securities
          5. Registration Expenses. The Company shall bear the Registration Expenses in connection with the performance of its obligations under Sections 2, 3 and 4 hereof. Each Covered Holder and each Warrant Holder, if applicable, shall bear its pro rata portion of Underwriters’ discounts and commissions and transfer taxes, if any, relating to the Registrable Securities.
          6. Indemnification and Contribution. (a) Upon the Registration of Applicable Securities pursuant to Section 2 or 3 hereof, the Company shall indemnify and hold harmless each Covered Holder, each Warrant Holder, if applicable, and each Underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Applicable Securities, and each of their respective officers, directors, employees and agents and each person who controls such Covered Holder, such Warrant Holder, if applicable, Underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an “Indemnified Person”) against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Applicable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers or Underwriters, or any of their respective Affiliates, directors, officers, employees, agents or controlling Persons and shall survive the transfer of securities by any Covered Holder or by any Warrant Holder, if applicable.
               (b) Each Covered Holder and each Warrant Holder agrees, as a consequence of the inclusion of any of such Holder’s Applicable Securities in such Registration Statement, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, the Underwriters or any of the prospective sellers, or any of their respective Affiliates, directors, officers or controlling Persons and shall survive the transfer of securities by any Covered Holder or by any Warrant Holder. In no event shall the liability of any Covered Holder or any Warrant Holder hereunder be greater in amount than the dollar amount of the net proceeds received by that Covered Holder or that Warrant Holder upon the sale of the Registrable Securities giving rise to the indemnification obligation.
               (c) Promptly after receipt by any Person entitled to indemnity (an “Indemnitee”) under Section 6(a) or (b) hereof of notice of the commencement of any action or claim, such Indemnitee shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 6 (an “Indemnitor”), promptly notify such Indemnitor in writing of the commencement thereof, but the omission so to notify the Indemnitor shall not relieve it from any liability which it may have to any Indemnitee except to the extent of any actual prejudice. In case any such action shall be brought against any Indemnitee and the Indemnitee shall notify an Indemnitor of the commencement thereof, such Indemnitor shall be entitled to participate therein and, jointly with any other Indemnitor similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee, and, after notice from the Indemnitor to such Indemnitee of its election so to assume the defense thereof, such Indemnitor shall not be liable to such Indemnitee under this Section 6 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnitee, in connection with the defense thereof. No Indemnitor shall, without the prior written consent of the Indemnitee, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnitee is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnitee from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnitee.
               (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an Indemnitee under Section 6(a) or (b) hereof in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnitor, in lieu of indemnifying the Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnitor and the Indemnitee in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnitor and Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnitor or by such Indemnitee, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined solely by pro rata allocation (even if the Covered Holders and/or Warrant Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an Indemnitee as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Covered Holders and Warrant Holders in this Section 6(d) to contribute shall be several in proportion to the percentage of Applicable Securities registered or sold, as the case may be, by them and not jointly and shall be subject to the limitations set forth in the last sentence of Section 6(b).
               (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have to any Indemnitee and the obligations of any Indemnified Person under this Section 6 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an Indemnitee at law or in equity.
          7. Reports Under The Exchange Act.
               With a view to making available to the Covered Holders and Warrant Holders the benefits of Rule 144 , the Company agrees, after is shall have first become current in the filing of its periodic reports with the Commission (it being acknowledged by all parties hereto that the Company is delinquent in the filing of periodic reports with the Commission as of the date hereof) to:
               (a) use its reasonable best efforts to make and keep public information available, as those terms are understood and defined in Rule 144;
               (b) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and
               (c) furnish to each Covered Holder and Warrant Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit such Holders to sell such securities pursuant to Rule 144 without registration.
          8. Assignment of Registration Rights.
               The rights under this Agreement shall be automatically assignable by the Covered Holders and Warrant Holders to any transferee of all or any portion of such Holder’s Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

          9. Other Registration Rights; Inconsistent Agreements
               Except for registration rights granted by the Company after the date hereof which are subordinate to the registration rights of the Covered Holders and Warrant Holders granted pursuant to this Agreement, the Company shall not grant any registration rights with respect to Common Stock or any securities of the Company convertible into or exercisable for Common Stock to any other Person. The Company has not and will not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Covered Holders and Warrant Holders in this Agreement or otherwise conflict with the provision hereof. The Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person other than the Registration Agreement.
          10. Termination of Registration Rights
               The registration rights granted pursuant to this Agreement shall terminate upon the date upon which there ceases to be any Registrable Securities outstanding.
          11. Miscellaneous. (a) This Agreement, including this Section 11(a), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed, (x) in the case of an amendment, by the Company and (i) the Covered Holders and Warrant Holders (with respect to the Warrants Holders, only as to the provisions affecting the Warrant Holders contained herein) representing a majority of Registrable Securities at the time outstanding (who shall be deemed to be acting for themselves and as agents for each Covered Holder and Warrant Holder, as applicable), (ii) any Covered Holder on whom such amendment would have an adverse effect materially disproportionate to the Covered Holders in general, and (iii) any Warrant Holder on whom such amendment would have an adverse effect materially disproportionate to the Warrant Holders in general or (y) in the case of a waiver or consent, by the party against whom the waiver or consent, as the case may be, is to be effective. Each holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 11(a), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such holder. Further if at any time a Covered Holder or a Warrant Holder no longer holds Registrable Securities, the consent of such Covered Holder or Warrant Holder shall no longer be required to amend this Agreement or to waive or consent to departures from the provisions hereof.
               (b) All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

(i)	If to the Company: New Horizons Worldwide, Inc. 1900 S. State College Blvd., Suite 650 Anaheim, California 92806 Attention: President and Chief Executive Officer

with a copy (which shall not constitute notice) to: Calfee, Halter, & Griswold, LLP 1400 KeyBank Center 800 Superior Avenue E. Cleveland, Ohio 44114-2688 Attention: Scott R. Wilson
(ii)	If to Camden:
Camden Partners Holdings, LLC
500 East Pratt Street
Suite 1200
Baltimore, MD 21202
Attention: David L. Warnock

with a copy (which shall not constitute notice) to:
Hogan & Hartson L.L.P.
111 South Calvert Street. Suite 1600
Baltimore, Maryland 21202
Attention: Thene M. Martin

(iii)	If to the Series C Investor:
               To such Series C Investor’s address shown on Exhibit A hereto.
(iv)	If to any other Covered Holder :
               To such Covered Holder’s address shown on Exhibit A hereto.
(v)	If to any Warrant Holder:
               To such Warrant Holder’s address shown on Exhibit B hereto.
Each party may designate by notice in accordance with this Section 11(b) a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand delivered, sent, mailed, in the manner described above, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt or the delivery receipt being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

               (c) The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of and shall be bound by the terms and provisions of this Agreement by reason of electing to have Applicable Securities included in a Registration Statement. Except as set forth in Section 8, the terms and provisions of this Agreement shall not be assignable or transferable and there shall be no third-party beneficiaries hereto. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective legal successors and permitted assigns of the parties hereto and any Holder.
               (d) This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
               (e) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
               (f) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.
               (g) The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or entity or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, such provision and (ii) the remainder of this Agreement and the application of such provision to other Persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
               (h) The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Holder, any director, officer or partner of such Holder, any agent or Underwriter, any director, officer or partner of such agent or Underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and Registration of the Applicable Securities of such Holder.
[Signature Appears on the Following Page]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the day and year first above written.

NEW HORIZONS WORLDWIDE, INC.
By:	/s/ Mark A. Miller
	Name:	Mark A. Miller
	Title:	President and Chief Executive Officer

CAMDEN PARTNERS STRATEGIC FUND III, L.P., as Series B Convertible Preferred Stockholder and Warrant Holder
By:	CAMDEN PARTNERS STRATEGIC III, LLC, its General Partner

By:	/s/ David L. Warnock
David L. Warnock, Managing Member

CAMDEN PARTNERS STRATEGIC FUND III-A, L.P. , as Series B Convertible Preferred Stockholder and Warrant Holder
By:	CAMDEN PARTNERS STRATEGIC III, LLC, its General Partner

By:	/s/ David L. Warnock
David L. Warnock, Managing Member

ATMF NEW HORIZONS, LLC , as Series C Convertible Preferred Stockholder and Warrant Holder

By:	/s/ Arnold Lee Jacob
	Name:	Arnold Lee Jacob
	Title:	Member

SIGNATURE PAGE TO SECOND A&R REGISTRATION RIGHTS AGREEMENT

NH INVESTMENT LLC , as Series C Convertible Preferred Stockholder and Warrant Holder

By:	/s/ Robert H. Orley
	Name:	Robert H. Orley
	Title:	President

ALKHALEEJ TRAINING AND EDUCATION CORPORATION, as Series C Convertible Preferred Stockholder and Warrant Holder

By:	/s/ Awaleed Aldryaan
	Name:	Awaleed Aldryaan
	Title:	President

UTOPIA GROWTH FUND, as Series C Convertible Preferred Stockholder and Warrant Holder

By:	/s/ Robert H. Sutherland
	Name:	Robert H. Sutherland
	Title:	President

UTOPIA CORE FUND, as Series C Convertible Preferred Stockholder and Warrant Holder

By:	/s/ Robert H. Sutherland
	Name:	Robert H. Sutherland
	Title:	President

UTOPIA CORE CONSERVATIVE FUND, as Series C Convertible Preferred Stockholder and Warrant Holder

By:	/s/ Robert H. Sutherland
	Name:	Robert H. Sutherland
	Title:	President

SIGNATURE PAGE TO A&R REGISTRATION RIGHTS AGREEMENT

UTOPIA YIELD INCOME FUND, as Series C Convertible Preferred Stockholder and Warrant Holder

By:	/s/ Paul H. Sutherland
	Name:	Paul H. Sutherland
	Title:	President

GEORGE S. RICH, as Warrant Holder
/s/ George S. Rich
George S. Rich

SIGNATURE PAGE TO A&R REGISTRATION RIGHTS AGREEMENT

EXHIBIT A
Series B Preferred Stockholders
Camden Partners Strategic Fund III, L.P.
500 East Pratt Street
Suite 1200
Baltimore, MD 21202
Attn: David L. Warnock
Phone: (410) 878-6810
Fax: (410) 878-6850
Camden Partners Strategic Fund III-A, L.P.
500 East Pratt Street
Suite 1200
Baltimore, MD 21202
Attn: David L. Warnock
Phone: (410) 878-6810
Fax: (410) 878-6850
Series C Preferred Stockholders
ATMF New Horizons, LLC
6735 Telegraph Road, Suite 110
Bloomfield Hills, MI 48301
Attention: Arnold M. Jacob
Phone: 248-594-0040
Fax: 248-594-1010
NH Investment LLC
40900 Woodward Avenue, Suite 130
Bloomfield Hills, MI 48304
Attention: Robert H. Orley
Phone: 248-554-4220
Fax: 248-540-7280
Alkhaleej Training and Education Corp.
P. O. Box 295300, Riyadh 11351
Kingdom of Saudi Arabia
Attention: Alwaleed Aldryann
Fax: 9661-4656030

Utopia Growth Fund
111 Cass Street
Traverse City, MI 49684
Attention: Jon Mohrhardt
Phone: 231.929.4500
Fax: 231.995.7999
Utopia Core Fund
111 Cass Street
Traverse City, MI 49684
Attention: Jon Mohrhardt
Phone: 231.929.4500
Fax: 231.995.7999
Utopia Core Conservative Fund
111 Cass Street
Traverse City, MI 49684
Attention: Jon Mohrhardt
Phone: 231.929.4500
Fax: 231.995.7999
Utopia Yield Income Fund
111 Cass Street
Traverse City, MI 49684
Attention: Jon Mohrhardt
Phone: 231.929.4500
Fax: 231.995.7999

EXHIBIT B
Warrant Holders
Camden Partners Strategic Fund III, L.P.
500 East Pratt Street
Suite 1200
Baltimore, MD 21202
Attn: David L. Warnock
Phone: (410) 878-6810
Fax: (410) 878-6850
Camden Partners Strategic Fund III-A, L.P.
500 East Pratt Street
Suite 1200
Baltimore, MD 21202
Attn: David L. Warnock
Phone: (410) 878-6810
Fax: (410) 878-6850
Alkhaleej Training and Education Corporation
P.O. Box 295300
Riyadh 11351
Kingdom of Saudi Arabia
Attn: Alwaleed Aldryann
Fax: 9661-4656030
George S. Rich
904 S Broadway
Baltimore, Maryland 21231
Attn: George S. Rich
Phone: (410) 804 5574
Fax: (410) 534 8044
ATMF New Horizons, LLC
6735 Telegraph Road, Suite 110
Bloomfield Hills, MI 48301
Attention: Arnold M. Jacob
Phone: 248-594-0040
Fax: 248-594-1010

NH Investment LLC
40900 Woodward Avenue, Suite 130
Bloomfield Hills, MI 48304
Attention: Robert H. Orley
Phone: 248-554-4220
Fax: 248-540-7280
Utopia Growth Fund
111 Cass Street
Traverse City, MI 49684
Attention: Jon Mohrhardt
Phone: 231.929.4500
Fax: 231.995.7999
Utopia Core Fund
111 Cass Street
Traverse City, MI 49684
Attention: Jon Mohrhardt
Phone: 231.929.4500
Fax: 231.995.7999
Utopia Core Conservative Fund
111 Cass Street
Traverse City, MI 49684
Attention: Jon Mohrhardt
Phone: 231.929.4500
Fax: 231.995.7999
Utopia Yield Income Fund
111 Cass Street
Traverse City, MI 49684
Attention: Jon Mohrhardt
Phone: 231.929.4500
Fax: 231.995.7999